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                                                                    EXHIBIT 10.7

                              ENCODING.COM, INC.

                         STOCK SUBSCRIPTION AGREEMENT
                         ----------------------------


     This Stock Subscription Agreement (the "Agreement") is made as of March 26,
                                             ---------
1998, by and between Encoding.com, Inc., a Delaware corporation (the "Company"),
                                                                      -------
and Martin Tobias ("Subscriber").
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     1.   Subscription for Stock.  Subject to the terms and conditions of this
          ----------------------
Agreement, on the date hereof the Company will issue to Subscriber, and Subscriber agrees to purchase from the Company, 5,038,862 shares of the Company's Common Stock and 4,490,000 shares of the Company's Series A Preferred Stock (collectively, the "Shares") in exchange for Subscriber's membership
                          ------
interests in Encoding.com, LLC, a Washington Limited liability company (the "Consideration"). The term "Shares" refers to the Shares and all securities
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received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Subscriber is entitled by reason of Subscriber's ownership of the Shares.

     2.   Subscription.  The Subscription of the Shares under this Agreement
          ------------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Subscriber shall agree (the "Subscription Date"). On the Subscription Date,
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the Company will deliver to Subscriber a certificate representing the Shares
Subscribed for by Subscriber (which shall be issued in Subscriber's name) in exchange for the Consideration.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Subscriber shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a) Restrictions Binding on Transferees.  All transferees of Shares or
              -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (b) Market Standoff Agreement.  In connection with the initial public
              -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, Subscriber agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.
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     4.   Investment and Taxation Representations.  In connection with the
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subscription of the Shares, Subscriber represents to the Company the following:

          (a) Subscriber is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Subscriber is subscribing for Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Subscriber understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Subscriber's investment intent as expressed herein.

          (c) Subscriber understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Subscriber must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Subscriber acknowledges that the Company has no obligation to register or qualify the Shares for resale. Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Subscriber's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Subscriber understands that Subscriber may suffer adverse tax consequences as a result of Subscriber's subscription for or disposition of the Shares. Subscriber represents that Subscriber has consulted any tax consultants Subscriber deems advisable in connection with the subscription for or disposition of the Shares and that Subscriber is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  The certificate or certificates representing the Shares
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shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

              (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH

                                                                             -2-
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                     REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF
                     1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (iii) Any legend required to be placed thereon by state
                     securities laws.

          (b)  Stop-Transfer Notices. Subscriber agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
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transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Subscriber or other transferee to whom such Shares shall have been so transferred.

          (d)  Removal of Legend.  When the expiration or termination of the
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market standoff provisions of Section 3(b) (and of any agreement entered pursuant to Section 3(b)) has occurred, the Shares then held by Subscriber will no longer be subject to the legend referred to in Section 5(a)(ii). After such time, and upon Subscriber's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Subscriber.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Subscriber's employment or consulting relationship, for any reason, with or without cause.

     7.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
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forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this

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Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  Any notice required or permitted by this Agreement shall
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be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Subscriber under this Agreement may only be assigned with the prior written consent of the Company.


                           [Signature page follows]

                                                                             -4-
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     The parties have executed this Agreement as of the date first set forth above.

                                    ENCODING.COM, INC.

                                           /s/ Martin Tobias
                                    By:___________________________________

                                           Minister of Order & Reason
                                    Title:________________________________

                                    Address:
                                    1725 Westlake Ave. N.
                                    Suite 102
                                    Seattle, WA 98109

                                    SUBSCRIBER:

                                    MARTIN TOBIAS

                                    /s/ Martin Tobias
                                    ______________________________________
                                    (Signature)

                                    Address:
                                    c/o Encoding.com, Inc.
                                    1725 Westlake Ave. N.
                                    Suite 102
                                    Seattle, WA 98109



I, Alex Tobias, spouse of Martin Tobias, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                    /s/ Alex Tobias
                                    ______________________________________
                                    Spouse of Martin Tobias

                                                                             -5-
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                                    RECEIPT
                                    -------

     I, Martin Tobias, hereby acknowledge receipt of Certificate No. COM-1 for 5,038,862 shares of Common Stock and Certificate No. PA-1 for 4,490,000 shares of Series A Preferred Stock of the Company.

Dated:     3/26/99
       ________________

                                             MARTIN TOBIAS


                                             /s/ Martin Tobias
                                             ________________________________